EXHIBIT 99.1
                                                               ------------

     [PricewaterhouseCoopers LLP - Spokane, Washington letterhead]



     Report of Independent Accountants


     September 25, 1998


     To the Members of Sunstone Hotels, L.L.C.:

     In our opinion, the accompanying combined balance sheet and the related combined statements of income and comprehensive income, changes in members' equity, and cash flows present fairly, in all material respects, the financial position of Boise Park Suites, Best Western Colonial Park, Best Western Canyon Springs and Quality Inn ("The Hotels") at July 31, 1998, and the results of their operations and their cash flows for the period October 15, 1997 to July 31, 1998, in conformity with generally accepted accounting principles. The Hotels were owned by Sunstone Hotels, L.L.C. ("Sunstone"). These financial statements are the responsibility of Sunstone's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


                          /s/PricewaterhouseCoopers LLP

     THE HOTELS
     COMBINED BALANCE SHEET
     at July 31, 1998



                              ASSETS

     Current assets:
       Cash and cash equivalents                              $   263,967
       Accounts receivable, less allowance for doubtful
         accounts of $6,292                                       316,451
       Receivable from affiliate                                  206,968
       Inventories                                                 79,096
       Prepaid expenses                                            78,562
                                                              -----------
           Total current assets                                   945,044

     Property and equipment, net                               33,322,864
     Other assets, net                                             63,247
                                                              -----------
           Total assets                                       $34,331,155
                                                              ===========

                  LIABILITIES AND MEMBERS' EQUITY

     Current liabilities:
       Accounts payable                                       $    91,216
       Accrued expenses                                            46,745
       Accrued property taxes                                     381,400
                                                              -----------
           Total current liabilities                              519,361

     Commitment (Note 5)

     Members' equity                                           33,811,794
                                                              -----------
           Total liabilities and members' equity              $34,331,155
                                                              ===========


     The accompanying notes are an integral part of the combined financial statements.

     THE HOTELS
     STATEMENT OF INCOME AND COMPREHENSIVE INCOME for the period October 15, 1997 to July 31, 1998



     Revenues:
       Hotels and restaurants:
         Rooms                                                $ 7,201,560
         Food and beverage                                      3,382,690
         Other                                                    429,790
                                                              -----------
             Total hotels and restaurants revenues             11,014,040
                                                              -----------
     Operating expenses:
       Direct:
         Rooms                                                  1,859,814
         Food and beverage                                      2,666,058
         Other                                                    240,125
                                                              -----------
             Total direct                                       4,765,997
                                                              -----------
       Indirect:
         Selling, general and administrative                    1,840,510
         Property operating costs                               1,583,187
         Depreciation and amortization                          1,062,269
                                                              -----------
             Total indirect                                     4,485,966
                                                              -----------
             Total operating expenses                           9,251,963
                                                              -----------
     Net income and comprehensive income                      $ 1,762,077
                                                              ===========

     The accompanying notes are an integral part of the combined financial statements.

     THE HOTELS
     STATEMENT OF CHANGES IN MEMBERS' EQUITY
     for the period October 15, 1997 to July 31, 1998



     Balance, October 15, 1997                                $34,131,283
       Net income                                               1,762,077
       Contributions from members                                 648,609
       Distributions to members                                (2,730,175)
                                                              -----------
     Balance, July 31, 1998                                   $33,811,794
                                                              ===========


     The accompanying notes are an integral part of the combined financial statements.

     THE HOTELS
     STATEMENT OF CASH FLOWS
     for the period October 15, 1997 to July 31, 1998



     Operating activities:
       Net income                                             $ 1,762,077
       Adjustments to reconcile net income to net cash
         provided by operating activities:
           Depreciation and amortization                        1,062,269
           Change in:
             Accounts receivable                                  (36,050)
             Inventories                                          (18,135)
             Prepaid expenses                                     (66,957)
             Accounts payable                                     (43,910)
             Accrued expenses                                     (44,273)
             Accrued property taxes                               (64,807)
                                                              -----------
               Net cash provided by operating activities        2,550,214
                                                              -----------
     Investing activities:
       Additions to property and equipment                       (195,239)
       Acquisition of franchise rights                            (53,544)
                                                              -----------
               Net cash used in investing activities             (248,783)
                                                              -----------
     Financing activities:
       Distributions to members                                (2,730,175)
       Contributions from members                                 648,609
                                                              -----------
               Net cash used in financing activities           (2,081,566)
                                                              -----------
     Change in cash and cash equivalents:
       Net increase in cash and cash equivalents                  219,865
       Cash and cash equivalents at beginning of period            44,102
                                                              -----------
       Cash and cash equivalents at end of period             $   263,967
                                                              ===========


     The accompanying notes are an integral part of the combined financial statements.

     THE HOTELS
     NOTES TO FINANCIAL STATEMENTS


      1.  OWNERSHIP AND FINANCIAL STATEMENT PRESENTATION:

          On October 15, 1997, Sunstone Hotels, L.L.C. ("Sunstone" or "the Company") acquired all of the outstanding stock of Kahler Realty Corporation ("Kahler"). The acquisition was accounted for as a purchase. Therefore, the fair value of the assets acquired and liabilities assumed were recorded by Sunstone. At the date of acquisition, Kahler owned 17 hotels, including the following hotels:

            -- Boise Park Suites (Boise, Idaho)
            -- Best Western Colonial Park (Helena, MT)
            -- Best Western Canyon Springs (Twin Falls, Idaho)
            -- Quality Inn (Pocatello, Idaho)

          These four hotels, collectively referred to as "The Hotels", were sold to Cavanaughs Hospitality Limited Partnership effective July 31, 1998. Sunstone owns properties other than The Hotels; however, the combined financial statements presented herein reflect the operations and activities only of The Hotels. The statement of income presented herein includes all of the related costs of doing business including an allocation of certain general corporate expenses of Sunstone which were not directly related to The Hotels including certain corporate executives' salaries and other corporate expenses. These allocations were based on a variety of factors, dependent upon the nature of the costs being allocated, including revenues and number of available rooms. Management believes these allocations were made on a reasonable basis. No corporate debt incurred by Sunstone has been allocated to The Hotels. Therefore, no debt or associated interest expense is included in these combined financial statements.


      2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

            Cash and Cash Equivalents
            -------------------------
            Cash equivalents consist of short-term, highly liquid investments with remaining maturities at the time of purchase of three months or less. The Hotels place their cash and cash equivalents with high credit quality institutions. At times, cash balances may be in excess of federal insurance limits.

            Inventories
            -----------
            Inventories consist primarily of food and beverage products which are valued at the lower of average cost or net realizable value.

     THE HOTELS
     NOTES TO FINANCIAL STATEMENTS, CONTINUED


      2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

            Property and Equipment
            ----------------------
            Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the related assets as follows:

                Buildings                              5-35 years
                Equipment, furniture and fixtures      7-12 years

            Major additions and betterments are capitalized. Costs of maintenance and repairs which do not improve or extend the lives of the respective assets are expensed currently. When items are disposed of, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is recognized in operations.

            When the Company acquired Kahler, the total purchase price was allocated to the 17 acquired hotels based upon the estimated fair value of each individual hotel. Management of the Company periodically reviews the aggregate net carrying value of property and equipment to determine whether there has been a permanent impairment in carrying value. At July 31, 1998, no such impairment was deemed to exist.

            Franchise Fees
            --------------
            Franchise fees, which are included in other assets, are stated at cost and amortized using the straight-line method over the franchise contract life of 10 years. Accumulated amortization at July 31, 1998 was $1,297.

            Income Taxes
            ------------
            The Hotels are owned by Sunstone Hotels, L.L.C., a limited liability corporation. Sunstone's members are responsible for federal and state income taxes on The Hotels' earnings. Therefore, no provision for income taxes is recorded in these combined financial statements.

            Estimates
            ---------
            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     THE HOTELS
     NOTES TO FINANCIAL STATEMENTS, CONTINUED


      3.  PROPERTY AND EQUIPMENT:

          Property and equipment as of July 31, 1998 is as follows:

            Land                                              $ 3,211,810
            Buildings and improvements                         29,298,012
            Equipment, furniture and fixtures                   1,874,014
                                                              -----------
                                                               34,383,836
            Less accumulated depreciation                       1,060,972
                                                              -----------
                                                              $33,322,864
                                                              ===========


      4.  OPERATING LEASE INCOME:

          Operating lease income is generated from non-related businesses which rent space on the hotel property. During the period ended July 31, 1998, approximately $50,000 was recognized as lease income.

          Future minimum lease income under existing noncancellable leases at July 31, 1998 is as follows:

            Year EndingJuly 31,
            -----------
                1999                                              $33,822
                2000                                               12,000
                2001                                                2,000
                                                                  -------
                                                                  $47,822
                                                                  =======
      5.  COMMITMENT:

          The Hotels pay approximately one percent of gross revenues per month to an affiliated management company to manage The Hotels. The agreement is renewed annually. Total management fee expense incurred by The Hotels was approximately $83,000 for the period ended July 31, 1998. In connection with the sale of The Hotels (see Note 7), this management agreement was terminated.

      6.  EMPLOYEE BENEFITS:

          Sunstone sponsors a 401(k) retirement plan for substantially all of their employees. Sunstone matches 25% of all eligible employee contributions up to 6% of compensation. Contributions to this plan by Sunstone of approximately $13,000 in 1998 were allocated to The Hotels.

          Sunstone also sponsors a bonus/profit-sharing plan whereby a bonus may be earned by certain employees and management basedupon guest service scores. Contributions to this plan were approximately $166,000 in 1998.


      7.  SALE OF THE HOTELS:

          Effective July 31, 1998, Cavanaughs Hospitality Limited Partnership ("CHLP") acquired all The Hotels' property and equipment. CHLP also acquired the rights, title and interest in all hotel contracts, space leases, permits, equipment leases and inventories of The Hotels. The sole general partner of CHLP, Cavanaughs Hospitality Corporation ("CHC") is located in the state of Washington. CHC is a hotel operating company that owns, operates, acquires, develops, renovates and repositions full-service hotels located in the Northwest.